UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☐	Definitive Information Statement

AMHN, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AMHN, INC.

100 North First Street, Suite 104

Burbank, CA 91502

(424) 239-6781

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

JUNE 7, 2010

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Notice is hereby given that a Special Meeting of the Holders of Common Stock (the “Shareholders”) of AMHN, Inc., a Utah corporation (the “Company”), will be held on Monday, June 7, 2010 at 2:00 p.m., local time, at The Luxe Hotel, 11461 Sunset Blvd., Los Angeles, California 90069.

The meeting is being held to:

1)	Approve a change in the Company’s state of incorporation from Utah to Nevada, and

2)	Approve the AMHN, Inc. 2009 Long Term Incentive Compensation Plan.

On September 25, 2009, the Company’s Board of Directors approved (i) a change in the Company’s state of incorporation from Utah to Nevada (the “Reincorporation”) and (ii) the AMHN, Inc. 2009 Long Term Incentive Compensation Plan. Both actions require the approval of a majority of the Company’s Shareholders prior to becoming effective. Only the shareholders of record at the close of business on May 7, 2010 (the “Record Date”) are entitled to notice of, and are invited to attend and vote at the Special Meeting of Shareholders to be held on June 7, 2010, or any adjournment or postponement thereof. The Company’s executive officers and principal shareholders of the Company owning approximately 56% of the issued and outstanding shares of the Company intend to vote to approve the actions. The Company does not intend to solicit any proxies or consents from any other shareholders in connection with this action.

Please read this notice carefully. It describes the Reincorporation and the LTIP and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street NE, Washington, DC 20549. Copies of such materials may also be obtained from the Commission at prescribed rates. The Commission also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

Absent any comments from the Commission regarding this Information Statement, we expect these corporate actions to become effective on or after the 20th day after the mailing of this Information Statement to our Shareholders of record (the “Effective Date”). We expect to mail this Information Statement on May 18, 2010 and anticipate that the Reincorporation and LTIP will become effective on or after June 7, 2010.

The Information Statement is being provided to you for information purposes only as it relates to our Reincorporation and LTIP. Your vote is not required to approve these actions. You are not being asked to send a proxy and you are requested not to send one.

Sincerely,

/s/ Robert Cambridge

Robert Cambridge
Chief Executive Officer

AMHN, INC.

100 North First Street, Suite 104

Burbank, CA 91502

(424) 239-6781

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

DISCUSSION REGARDING THIS INFORMATION STATEMENT

AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2010

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.10 per share (the “Common Stock”) of AMHN, Inc., a Utah corporation (the “Company”, “we”, “us”, or “our”). The Board of Directors of AMHN, Inc. is providing this Information Statement to you in connection with its Special Meeting of Shareholders to be held on Monday, June 7, 2010 at 2:00 p.m. local time (the “Special Meeting”). As a Shareholder of Record, you are invited to attend the Special Meeting for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and this Information Statement.

This Information Statement was mailed on or about May 18, 2009 to all Shareholders entitled to vote at the Special Meeting on June 7, 2010. The Company’s principal executive offices are located at 100 North First Street, Suite 104, Burbank, CA 91502 and the phone number is (424) 239-6781.

You may vote if our records showed that you owned shares of the Company’s Common Stock as of May 7, 2010 (the “Record Date”). Each share of Common Stock is entitled to one vote and a majority of the Common Stock is required to approve any proposals at the Special Meeting. At the close of business on the Record Date, we had a total of 15,790,209 shares of Common Stock issued and outstanding and no Preferred Stock outstanding. On the Record Date, the Company’s executive officers and principal shareholders of the Company owned 8,900,898 shares or approximately 56% of the issued and outstanding shares of the Company. The Company does not intend to solicit any proxies or consents from any other Shareholders in connection with this action.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company’s Board of Directors has fixed the close of business on May 7, 2010 as the Record Date for the determination of those shareholders of the Company’s Common Stock entitled to receive notice of and vote at the Special Meeting. Persons who were not Shareholders on the Record Date will not be allowed to vote at the Special Meeting. At the close of business on the Record Date, there were 15,790,209 shares of the Company’s Common Stock outstanding.

Shareholders consenting to these corporate actions collectively own 8,900,898 shares of the Company’s Common Stock which represents approximately 56% of the voting stock. As a result, no vote or proxy is required by the Company’s other Shareholders to approve the Reincorporation or LTIP described herein.

EXPECTED DATE FOR EFFECTING THE REINCORPORATION AND LTIP

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Reincorporation and the LTIP cannot be effected until twenty (20) days after the date that the Definitive Information Statement is sent to the Company’s Shareholders of Record. The Company expects that the Definitive Information Statement will be mailed on or about May 18, 2010 (the “Mailing Date”) to the shareholders of the Company at the close of business on the Record Date. The Company expects to effect the Reincorporation with the Nevada Secretary of State and the adoption of the LTIP approximately twenty (20) days after the Mailing Date on or about June 7, 2010.

PROPOSAL TO CHANGE STATE OF INCORPORATION FROM UTAH TO NEVADA

The proposal to change the Company’s state of incorporation from Utah to Nevada requires approval of a majority of our Shareholders. The Company was originally incorporated in the State of Utah in 1907 under the name Croff Mining Company in connection with the operation of its oil and gas business in that state. Those operations no longer exist and the Company does not conduct business in the state of Utah. The Board of Directors has recommended the Reincorporation to allow the Company to take advantage of certain provisions of the corporate laws of Nevada, as more fully described below.

INFORMATION RELATED TO SHAREHOLDERS AND HOW APPROVAL OF THE REINCORPORATION MAY AFFECT SHAREHOLDERS

Once the Company’s state of incorporation is changed from Utah to Nevada, it will not be necessary for shareholders to exchange their existing stock certificates.

We are currently governed by Title 16 of the Utah Revised Business Corporation statutes (“URBC”), our current Articles of Incorporation and Bylaws. Upon approval of the Reincorporation, our Company will be governed by Title 7 of the Revised Nevada Statues (“RNS”) and our new Articles of Incorporation and Bylaws, which will result in certain changes in the rights of our Shareholders as discussed below. Copies of the Articles of Conversion, Articles of Incorporation and Bylaws pertaining to the Reincorporation in Nevada are attached hereto as Exhibits A, B, and C respectively.

The Reincorporation will allow us to take advantage of certain provisions of the RNS. The purposes and effects of the proposed transaction are summarized below. Because it is a summary, it does not include all of the information regarding the Reincorporation and is therefore qualified in its entirety by reference to the Articles of Conversion, Articles of Incorporation and Bylaws included herewith.

Treatment of Stock Options and Warrants

There are no options or warrants to purchase shares of the Company’s Common Stock that are outstanding prior to the effective date of the Reincorporation.

Directors and Officers

The directors and officers of our Company will remain the same after the Reincorporation.

Exchange of Stock Certificates

On or after the effective date of the filing of our Articles of Conversion and Articles of Incorporation in Nevada, all of the outstanding certificates that represented shares of our Company’s Common Stock, will be deemed for all purposes to evidence ownership and to represent the same number of shares of Common Stock as existed prior to the Reincorporation. The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer, have and will be entitled to exercise any voting and other rights with respect thereto, and to receive any dividend or other distributions to which they would be entitled as evidenced by such outstanding certificate. Our Company’s Common stock will continue to be traded on the OTC Bulletin Board under the trading symbol “AMHN.”

YOU ARE NOT REQUIRED TO EXCHANGE YOUR UTAH STOCK CERTIFICATE FOR NEVADA STOCK CERTIFICATES, ALTHOUGH YOU MAY DO SO IF YOU WISH.

Principal Reasons for Changing Our State of Incorporation

Our Company’s Board of Directors believes that the Reincorporation of our Company under the laws of the State of Nevada will provide flexibility for both our management and business. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed. Because of Nevada’s significance as the state of incorporation for many major corporations, the Nevada judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed interpreting Nevada’s corporation laws. As a result, Nevada corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.

Effects of Reincorporation in Nevada

We are authorized to issue an aggregate of 60,000,000 shares of capital stock, 50,000,000 of which are Common Stock, par value $.10 per share, and 10,000,000 are shares of preferred stock, no par value per share. As of this filing, the Company had 15,790,209 shares of Common Stock issued and outstanding and zero shares of Preferred Stock issued and outstanding.

Description of common stock

We are authorized to issue up to 50,000,000 shares of Common Stock, par value $0.10 per share, which shares are non-assessable. Currently, all outstanding shares of our Common Stock are of the same class and have equal rights and attributes. The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of the shareholders of the Company. Our Common Stock does not have cumulative voting rights. Persons who hold a majority of the outstanding shares of our Common Stock entitled to vote on the election of directors can elect all of the directors who are eligible for election. Holders of our Common stock are entitled to share equally in dividends, if any, as may be declared from time to time by our Board of Directors. In the event of liquidation, dissolution or winding up of the Company, subject to the preferential liquidation rights of any series of preferred stock that we may from time to time designate, the holders of our Common Stock are entitled to share ratably in all of our assets remaining after payment of all liabilities and preferential liquidation rights. Upon the completion of the Reincorporation, each share of our Common Stock will still possess the same characteristics as those described in this paragraph.

Description of preferred stock

We are currently authorized to issue up to 10,000,000 shares of Class “A” Preferred Stock, no par value per share. The shareholders of Class “A” Preferred Stock shall have preference to shareholders of our Common Stock as to assets upon liquidation. Dividends on Class “A” Preferred Stock may be set from time to time by the Board of Directors. Our Articles of Incorporation authorize the issuance of shares of Preferred Stock with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without shareholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the shareholders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. There are no outstanding shares of Class “A” Preferred Stock and no other series of preferred stock has been designated by the Company. Upon the completion of the Reincorporation, the Company will still be allowed to issue various series of preferred stock that possess the same characteristics as those described in this paragraph, with the exemption however, that after the Reincorporation, the Company’s preferred stock will simply be known as ‘Preferred Stock’, not as ‘Class “A” Preferred Stock,’ until further designated by our Company’s Board of Directors.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the Reincorporation, we will be subject to new Articles of Incorporation and Bylaws formulated under the RNS. A copy of the Articles of Incorporation to be filed in Nevada is attached hereto as Exhibit B and a copy of the Bylaws is attached hereto as Exhibit C, which documents are substantially similar to the Company’s Articles of Incorporation and Bylaws that were promulgated under the URBC. Approval of the Reincorporation by our shareholders will automatically result in the adoption of the Articles of Conversion, Articles of Incorporation and Bylaws attached hereto.

(Remainder of page intentionally left blank.)

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the URBC and NRS, the Reincorporation will effect some changes in the rights of our Shareholders. Summarized below are the most significant differences between the rights of our Shareholders before and after the Reincorporation, as a result of the differences between the URBC and the NRS. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the URBC, our Utah Articles of Incorporation, our Utah Bylaws, the NRS, our Nevada Articles of Incorporation and our Nevada Bylaws.

UTAH	NEVADA

Actions by Shareholders without a Meeting

URBC provides that any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least 10 days before the consummation of the transaction, action, or event authorized by the shareholder action.	Consistent with the NRS, our Nevada Bylaws will provide that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Removal of Directors

The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice must state that purpose, or that one of the purposes of the meeting is removal of the director.	The NRS allows for the removal, with or without cause, of any or all members of the Board by the vote of the holders of at least two-thirds of shares entitled to vote.

Indemnification

Unless a corporation’s articles of incorporation provide otherwise, an officer of the corporation is entitled to mandatory indemnification under URBC and is entitled to apply for court-ordered indemnification under URBC.	Consistent with the NRS, our Articles of Incorporation and Bylaws will provide that our officers and directors are to be indemnified to the fullest extent permitted by Nevada law.

UTAH	NEVADA

Notice of Adjournment and Other Actions

The URBC provide that notice of shareholder meeting be given not less than 10, nor more than 60 days prior to the meeting. If a shareholder meeting is adjourned for more than 30 days, notice of the adjourned meeting must be given pursuant to the URBC requirements to shareholders of record who are entitled to vote at the meeting.	The NRS provide that notice of shareholder meetings be given not less than 10, nor more than 60 days prior to the meeting. If a shareholder meeting is adjourned (a) for more than 60 days (in which case a new record date is to be fixed by the Board of the company), notice shall be given to record holders as of the new record date, or (b) for less than 60 days but to a date, time or location uncertain, then an additional notice of the date, time and location of the reconvened meeting shall be given to the original shareholders of record.

Record Date

The URBC provide the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders’ meeting is the close of business on the day before the first notice is delivered to shareholders. A record date may not be more than 70 days before the meeting or action requiring determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.	The NRS permit the Board of Directors to set a record date for shareholders entitled to vote at any shareholder meeting which record date is not to be more than 60 days nor less than 10 days before the meeting. In the event action is to be taken by written consent, the Board may adopt a record date for such consent no sooner than the date on which the Board takes action or later than the date 10 days following the Board action, or if no record date is determined by the Board, the record date for the action by written consent will be the date on which Board approval of the matter was obtained, or if no Board approval was required, the first date on which an action on such matter is delivered by a shareholder.

Amendment to the Articles of Incorporation

In accordance with URBC, amendments to the Utah Articles of Incorporation require that the board of directors must recommend the amendment to the shareholders, must give notice of a special meeting to approve the amendment, and the shareholders entitled to vote on the amendment must approve the amendment.	In accordance with the NRS, amendments to the Nevada Articles of Incorporation generally require that the Board adopt a resolution setting forth the amendment and submitting it to a vote of the shareholders (i.e., shareholders are not entitled to enact an amendment to the Nevada Articles of Incorporation without any Board action).

Amendment to the Bylaws

Under URBC, a corporation’s board of directors may amend the corporation’s Bylaws at any time, except to the extent that the articles of incorporation, the bylaws, or URBC reserve this power exclusively to the shareholders, in whole or part. A corporation’s shareholders may amend the corporation’s bylaws at any time, even though the bylaws may also be amended at any time by the board of directors.	The shareholders of a Nevada company may adopt, amend or repeal its Bylaws. Our Nevada Articles of Incorporation provide that the Board also may amend, restate or repeal its Bylaws. The fact that such power has been so conferred upon the Board does not divest the shareholders of the power, nor limit the shareholders’ power to adopt, amend or repeal Bylaws.

UTAH	NEVADA

Dividends

A dividend of shares may be issued pro rata to the shareholders of one or more classes or series of shares. Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless the articles of incorporation so authorize, the majority of the votes entitled to be cast by the outstanding shares of the class or series to be issued approve the issue, or there are no outstanding share of the class or series to be issued.

A board of directors may authorize and the corporation may make distributions to its shareholders subject to any restriction in the articles of incorporation except that no distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business or if the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders who preferential rights are superior to those receiving the distribution.

The Articles of Incorporation of a Nevada company permit the payment of dividends on its outstanding shares in all instances other than where the Corporation would be unable to pay its debts as they become due in the usual course of business.

Corporate Records (Form of Records)

A corporation shall keep a copy of the following records at its principal office:

(a) its articles of incorporation currently in effect;

(b) its bylaws currently in effect;

(c) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;

(d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group;

(e) a list of the names and business addresses of its current officers and directors;

(f) its most recent annual report delivered to the division under URBC; and

(g) all financial statements prepared for periods ending during the last three years that a shareholder could request under URBC.

The NRS requires that certified copies of the Corporation’s Articles of Incorporation and Bylaws and a copy of its stock ledger be kept at the offices of the Corporation’s resident agent in the State of Nevada.

UTAH	NEVADA

Examination of Books and Records

A shareholder or director of a corporation is entitled to inspect and copy, during regular business hours at the corporation’s principal office, if he gives the corporation written notice of the demand at least five business days before the date on which he wishes to inspect and copy. Items to which a shareholder or director is entitled to inspect and copy include excerpts from: (i) minutes of any meeting, records of any action taken by the board of directors, or by a committee of the board of directors while acting on behalf of the corporation in place of the board of directors; (ii) minutes of any meeting of the shareholders; (iii) records of any action taken by the shareholders without a meeting; and (iv) waivers of notices of any meeting of the shareholders, of any meeting of the board of directors, or of any meeting of a committee of the board of directors; (v) accounting records of the corporation; and (vi) the record of shareholders. A shareholder or director is entitled to inspect and copy records only if (a) the demand is made in good faith and for a proper purpose; (b) the shareholder or director describes with reasonable particularity his purpose and the records he desires to inspect; and (c) the records are directly connected with his purpose. The corporation may not abolish this right of inspection.	Under the NRS, any shareholder of record for more than 6 months or person authorized by the holder(s) of at least 5% of the Corporation’s outstanding shares may, upon 5 days’ written demand, inspect the copies of the Articles of Incorporation, Bylaws or stock ledger at the offices of the resident agent, except that the Corporation may deny any such right to any person that refuses to provide an affidavit that the inspection is not desired for a purpose other than the business of the corporation and the person has not sold or offered for sale any list of stockholders of any corporation or aided another in procuring such a list for any purpose. In addition, any holder(s) of record of at least 15% of the Corporation’s outstanding shares, or person authorized by them, may, upon 5 days’ written demand, inspect and make copies of the books of account and all financial records of the Corporation, and conduct an audit of such records, except that the Corporation may deny such right to any person that refuses to provide an affidavit that such inspection, copies or audit is not desired for any purpose not related to such person’s interests as a shareholder.

Dissenters’ and Appraisal Rights

A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of (i) a consummation of a plan of merger for which shareholder approval is required, (ii) upon consummation of a share exchange in which the corporation’s shares will be acquired, (iii) upon the sale, lease or exchange, or disposition of all or substantially all of the property of the corporation for which a shareholder vote is required.	Except as specifically provided in a corporation’s articles or bylaws, the NRS provides appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations. Thus, unless otherwise specifically provided in a corporation’s article’ or bylaws, under the NRS, shareholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

Reacquisition of Stock by the Corporation

A corporation may acquire its own shares and shares so acquired constitute authorized but unissued shares.	A Nevada company may acquire its own shares. The stock issued by the company is fully paid and after being reacquired by the company, it has the status of “treasury shares,” if the Board does not by resolution retire the reacquired shares to authorized but unissued stock of the company.

Control Share Acquisition Statute

The URBC does not contain any control share acquisition provisions.

The NRS provides that under certain circumstances any person directly or indirectly acquiring a “controlling interest” in an “issuing corporation” obtains only those voting rights with respect to shares purchased within the 90-day period leading up to the attainment of “control” status as are approved by the disinterested shareholders of the corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the shareholders in the election of directors. An “issuing corporation” is a Nevada corporation directly or indirectly doing business in Nevada with at least 200 stockholders, of which 100 must have Nevada addresses.

An issuing corporation may adopt a provision, on or before the date 10 days following the control share acquisition, allowing the corporation to call for the redemption of an acquiring person’s shares (at their average acquisition price) if (a) the acquiring person fails to deliver certain information to the corporation within 10 days following acquisition of the controlling interest or (b) such information is delivered but the stockholders fail to confer full voting rights to the control shares.

Unless the corporation has provided otherwise in its Articles of Incorporation or Bylaws on or before the 10th day following the control share acquisition, if (a) the control shares are conferred full voting rights by the stockholders, and (b) the acquiring person has obtained a majority or more of all voting power, any disinterested stockholder not voting in favor of conferring voting rights to the control shares may demand payment for his shares at a price not less than the average acquisition price (ambiguous as to whether this means for the control person or the redeeming person). The Board must give notice and opportunity to elect to be bought out to all stockholders not voting in favor of the grant of full voting rights.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the Reincorporation.

You should consult your own tax advisers as to the particular tax consequences to you of the Reincorporation under state, local or foreign tax laws.

PROPOSAL TO APPROVE THE LTIP

On September 25, 2009, the Company’s Board of Directors adopted the LTIP to provide financial incentives to employees, members of the Board, and advisers and consultants of the Company who are able to contribute towards the creation of or who have created stockholder value by providing them stock options and other stock and cash incentives (the “Awards”). The version of the LTIP approved by the Company’s Board of Directors on September 25, 2009, reserved an aggregate of 1,000,000 shares of the Company’s Common Stock for issuance thereunder.

On March 28, 2010, the Company’s Board of Directors approved a revision to the Plan to increase the number of shares available for issuance to an aggregate of 1,500,000 shares. All other provisions of the Plan remain unchanged.

Attached hereto at Exhibit D is a copy of the LTIP that includes the revision to increase the shares available pursuant to the LTIP to 1,500,000 shares.

DESCRIPTION OF THE LTIP

The Company’s Board of Directors believes that the LTIP will promote the long-term success of the Company and will provide financial incentives to employees, members of the Board, and advisers and consultants of the Company to strive for long-term creation of stockholder value. The Plan provides long-term incentives to employees, members of the Board, and advisers and consultants of the Company who are able to contribute towards the creation of or have created stockholder value by providing them stock options and other stock and cash incentives.

The total number of shares that may be issued pursuant to the LTIP shall not exceed One Million Five Hundred Thousand (1,500,000), subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions.

Until such time as the Company’s Board of Directors names a Compensation Committee, the LTIP will be administered by the Company’s Board of Directors as a whole. The Compensation Committee shall have the authority to construe and interpret the LTIP and any awards granted thereunder, to establish and amend rules for plan administration, to change the terms and conditions of options and other awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the LTIP. The determinations of the Compensation Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the LTIP.

Eligibility under the LTIP

Only employees of the Company, non-employee members of the Board, and members of advisory committees of the Company or consultants thereto, who are designated by the LTIP or selected by the Compensation Committee to participate in the LTIP shall be eligible to participate in the LTIP.

Awards Available under the LTIP

The Awards available under the LTIP shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, and other stock or cash awards, as described therein. Provisions of the LTIP provide that no participant may receive in any calendar year Stock Options relating to more than 300,000 shares, Restricted Stock or Restricted Stock Units that are subject to the attainment of performance goals relating to more than 250,000 shares, Stock

Appreciation Rights relating to more than 250,000 shares, Performance Stock relating to more than 500,000 shares, or a cash payment under a single Performance Unit Award, a single EVA Award, or other cash bonus exceeding $100,000.

Stock Options

Stock Options entitle their holders to purchase shares of the Company’s Common Stock at a specified price for a specified period of time. The exercise price for each Stock Option shall be determined by the Compensation Committee but shall not be less than 100% of the Fair Market Value of the Company’s Common Stock on the date the Stock Option is granted. The Fair Market Value means the closing stock price at 4:00 p.m. ET on the principal United States national stock exchange on which the Company’s Common Stock is traded, or if the Company’s Common Stock shall not have been traded on such date, the closing sale price on such stock exchange on the first day prior thereto, or if the Company’s Common Stock is not traded on a United States national stock exchange, such other amount as may be determined by the Compensation Committee by any fair and reasonable means.

Any stock options granted in the form of an incentive stock option will be intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Only options granted to employees qualify for incentive stock option treatment.

Each Stock Option shall expire at such time as the Compensation Committee shall determine at the time of grant. No Stock Option shall be exercisable later than the tenth anniversary of its grant. A Stock Option may be exercised in whole or in installments, which shall be cumulative. Shares of the Company’s Common Stock purchased upon the exercise of a Stock Option must be paid for in full at the time of exercise in cash or such other consideration determined by the Compensation Committee. Payment may include tendering shares of Common Stock in lieu of cash.

Stock Appreciation Rights

A stock appreciation right (“SAR”) is the right to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value on the date of grant of the SAR. An SAR may be granted in tandem with a Stock Option granted under the LTIP or on a free-standing basis. The Compensation Committee also may, in its discretion, substitute SARs which can be settled only in stock for outstanding Stock Options, at any time when the Company is subject to fair value accounting.

Upon exercise of an SAR, the participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Common Stock of the Company on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made in cash or stock, at the discretion of the Compensation Committee, except in the case of a substitute SAR which may be made only in stock.

Restricted Stock and Restricted Stock Units

Restricted Stock and Restricted Stock Units may be awarded or sold to participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including a prohibition against sale, assignment, transfer, pledge, or hypothecation, and a requirement that the participant forfeit such shares or units in the event of termination of employment. A Restricted Stock Unit provides a participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or other conditions determined by the Compensation Committee.

Performance Stock

The Compensation Committee shall designate the participants to whom long-term performance stock (“Performance Stock”) is to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months. Each award of Performance Stock shall entitle the Participant to a payment in the form of shares of Common Stock of the Company upon the attainment of performance goals and other terms and conditions specified by the Committee. The Compensation Committee may, in its discretion, make a cash payment equal to the Fair Market Value of shares of Common Stock otherwise required to be issued to a participant pursuant to a Performance Stock Award.

Performance Units

The Compensation Committee shall designate the participants to whom long-term performance units (“Performance Units”) are to be awarded and determine the number of units and the terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months. Each Performance Unit award shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

All awards are discussed in more detail in the LTIP. All awards made under the LTIP may be subject to vesting and other contingencies as determined by the Compensation Committee and will be evidenced by agreements approved by the Compensation Committee which set forth the terms and conditions of each award.

Adjustment Provisions

If the Company shall at any time change the number of issued shares of Common Stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the LTIP, the maximum number of shares that may be made subject to an Award or all Awards in any calendar year, and the number of shares covered by each outstanding Award and the price therefor, if any, shall be equitably adjusted by the Committee, in its sole discretion.

In the event of any merger, consolidation or reorganization of the Company with or into another corporation that results in the outstanding Common Stock of the Company being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Company shall have the authority to provide in the controlling agreement for such transaction (i) that there shall be substituted, as determined by the Compensation Committee in its discretion, for each share of Common Stock then subject to an Award granted under the LTIP, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company will be entitled pursuant to the transaction, (ii) that the acquiring or surviving corporation in the transaction shall assume the outstanding Awards under the LTIP (which may be exercisable into the securities of the acquiring or surviving corporation), (iii) that all unexercised Awards shall terminate immediately prior to such transaction unless exercised prior to the closing of the transaction, or (iv) a combination of the foregoing.

Tax Consequences

The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the LTIP, after giving the person entitled to receive such payment or delivery notice and the Company may defer making payment or delivery as to any award, if any such tax is payable until indemnified to its satisfaction. A Participant may pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares hereunder by electing to have the Company withhold shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld.

The following are the federal tax consequences generally arising with respect to awards that may be granted under the LTIP. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the Fair Market Value of the stock on the date of exercise; the Company will be entitled to a tax deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or by exercising an option other than an incentive stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under the incentive stock option before the applicable incentive stock option holding periods have been satisfied.

With respect to other awards granted under the LTIP that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or Fair Market Value of shares and the Company will be entitled to a deduction for the same amount. With respect to awards that are restricted as to transferability or subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount.

Use of LTIP Benefits

The future benefits or amounts that would be received under the LTIP by executive officers and others are discretionary and are therefore not determinable at this time. The Company’s board of directors has approved the issuance of stock options to employees for 900,000 shares, which stock options will be issued upon or after the Effective Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 6, 2010. Except as otherwise indicated, to our knowledge all persons listed below have sole voting and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law or as otherwise noted below. The address of each of the listed shareholders, unless otherwise noted, is in care of AMHN, Inc., 100 North First Street, Suite 104, Burbank, CA 91502. The number of shares beneficially owned by each entity, director or executive officer is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. This table is based upon information derived from our stock records. Under such rules, an entity or person is deemed a “beneficial owner” of a security if, it, he, or she has or shares the power to vote or direct the voting, dispose of, or direct the disposition of such security. An entity or person is also deemed to be a beneficial owner of any securities which that entity or person has the right to acquire beneficial ownership of within sixty (60) days of May 7, 2010. The percentages in this table are based on 15,790,209 shares outstanding.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned(1)	Percent of Class

Robert Cambridge Chairman of the Board and Chief Executive Officer	Common	0	*
Charles Richardson President and Director	Common	0	*
Donald R. Mastropietro Chief Financial Officer, VP Finance, Treasurer	Common	684,684	4.34%
Kimberly Sarubbi (2) Director	Common	4,108,107	26.02%
Robin Tjon(3) Secretary and Director	Common	4,108,107	26.02%
Andrew Golden Director	Common	0	*
Sky Kelley(4)	Common	3,423,422	21.68%
All directors and executive officers as a group (6 persons):	Common	8,900,898	56.37%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and general includes voting or investment power with respect to securities. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that said listed stockholder is or will be a direct or indirect beneficial owner of those shares.

(2)	Includes 4,108,107 shares beneficially owned by Saddle Ranch Productions, Inc., a corporation for which Ms. Sarubbi serves as President and sole director.
(3)	Includes 4,108,107 shares beneficially owned by Seatac Digital Resources, Inc., a corporation for which Ms. Tjon serves as President and sole director.
(4)	Ms. Kelley is a former officer and director of the Company.
*	Less than one percent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of ownership and reports of changes in beneficial ownership. Directors, executive officers and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us we believe that during the fiscal year ended December 31, 2009 and through the date of this filing, our directors and officers complied with all Section 16(a) filing requirements.

DISSENTERS’ RIGHTS

Under Utah law, shareholders are not entitled to dissenters’ rights regarding the Reincorporation.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date of the front of the document.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more shareholders sharing the same address by delivering a single information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company’s transfer agent or brokers may be householding this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the effected shareholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request directly to Robin Tjon, Corporate Secretary, AMHN, Inc., 100 North First Street, Suite 104, Burbank, CA 91502.

OTHER MATTERS

As of the date of this Information Statement, the Company’s Board of Directors knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple shareholders sharing an address. If you are a shareholder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,

PLEASE CONTACT:

ROBIN TJON, Secretary

AMHN, Inc.

100 North First Street, Suite 104

Burbank, CA 91502

(424) 239-6781

By Order of the Board of Directors,

/s/ Robert Cambridge

Robert Cambridge
Chief Executive Officer

EXHIBIT A - ARTICLES OF CONVERSION

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

AMHN, INC.
Name of constituent entity

UTAH	CORPORATION
Jurisdiction	Entity type *

and,

AMHN, INC.
Name of resulting entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1
Revised: 10-16-09

EXHIBIT A - ARTICLES OF CONVERSION

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5.	Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*

JUNE 7, 2010

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

AMHN, INC.

Name of constituent entity

X	Chief Executive Officer	05/12/2010
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2
Revised: 10-16-09

EXHIBIT B - Articles of Incorporation

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	AMHN, INC.

2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent:	PARACORP INCORPORATED
Name
	☐ Noncommercial Registered Agent (name and address below)	OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address		City		Zip Code
Nevada
	Mailing Address (if different from street address)		City		Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value:	Par value per share: $		Number of shares without par value:
	50,000,000		0.10		10,000,000

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1)	Robert Cambridge
Name
	100 N. First St., Suite 104		Burbank	CA	91502
	Street Address		City	State	Zip Code
	2)	Charles Richardson
Name
	100 N. First St., Suite 104		Burbank	CA	91502
	Street Address		City	State	Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be:
All legal purposes existing under the laws of the State of Nevada.

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)
	Robert Cambridge		X
	Name		Incorporator Signature
	100 N. First St., Suite 104		Burbank	CA	91502
	Address		City	State	Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity.

	X			May 12, 2010
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

EXHIBIT B - Articles of Incorporation

ARTICLES OF INCORPORATION

OF

AMHN, INC.

The undersigned incorporator hereby forms a corporation pursuant to Chapter 78 of the Nevada Revised Statutes (“NRS”):

ARTICLE I

CORPORATE NAME

The name of the corporation is AMHN, Inc.

ARTICLE II

REGISTERED AGENT

The registered agent for the corporation in the State of Nevada is Paracorp Incorporated, 318 N. Carson Street, Suite 208, Carson City, Nevada 87901.

ARTICLE III

DURATION AND PURPOSE

The duration of the corporation shall be perpetual. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV

CAPITAL STOCK

The total number of shares of all classes of capital stock that the Corporation has the authority to issue is Sixty Million (60,000,000) shares of which Fifty Million (50,000,000) shares will be designated common stock, $0.10 par value per share (“Common Stock”) and Ten Million (10,000,000) shares will be designated preferred stock, zero par value per share (“Preferred Stock”).

The Ten Million (10,000,000) shares of Preferred Stock may be designated from time to time in one or more series upon authorization of the corporation’s board of directors. The corporation’s board of directors, without further approval of the corporation’s shareholder, will be authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences, privileges and restrictions applicable to each series of Preferred Stock so designated.

EXHIBIT B - Articles of Incorporation

ARTICLE V

DIRECTORS

The business of the corporation shall be managed by or under the direction of the corporation’s board of directors. The corporation must maintain at least one director at all times and initially sets the number of director at five members. The number of individuals comprising the corporation’s board of directors shall be fixed upon resolution of the board of directors and may be increased or decreased from time to time in the manner provided in the corporation’s bylaws. The names of the corporation’s initial board of directors are listed below. Except as otherwise listed, the address of each person is c/o AMHN, Inc., 100 North First Street, Suite 104, Burbank, California 91502.

Robert Cambridge, Chairman

Charles Richardson

Kimberly Sarubbi

Robin Tjon

Andrew Golden

ARTICLE VI

INCORPORATOR

The name and mailing address of the incorporator of the corporation is Robert Cambridge, c/o AMHN, Inc., 100 North First Street, Suite 104, Burbank, California 91502.

ARTICLE VII

BYLAWS

The corporation’s board of directors shall adopt the initial bylaws of the corporation. The corporation’s board of directors shall also have the power to alter, amend or repeal the bylaws, or to adopt new bylaws, except as otherwise provided in the bylaws.

ARTICLE VIII

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

No director or officer of the corporation shall be personally liable to the corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any act by such director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud, or a known violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the NRS. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitations on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

2

EXHIBIT B - Articles of Incorporation

ARTICLE IX

INDEMNIFICATION

The corporation shall, to the fullest extent permitted by the provisions of 78.502 of the NRS, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the corporation’s bylaws, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity whole holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

The undersigned, being the incorporator hereinbefore named for the purpose of forming the corporation in the State of Nevada pursuant the NRS, makes and files these Articles of Incorporation, declaring and certifying that the facts herein stated are true.

Robert Cambridge, Incorporator

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On the 7th day of May, 2010, Robert Cambridge personally appeared before me, who being by me first duly sworn, declared that he is the person who signed the foregoing document as the incorporator and that the statements herein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of April, 2010.

Notary Public

My Commission Expires:

3

EXHIBIT C - BYLAWS

BYLAWS

OF

AMHN, INC.

A Nevada Corporation

ARTICLE I – OFFICES

The registered office of the Corporation in the State of Nevada shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the State of Nevada as the Board of Directors may determine.

ARTICLE II – MEETING OF SHAREHOLDERS

Section 1 – Annual Meetings: (Chapter 78.310)

The annual meeting of the shareholders of the Corporation shall be held at the time fixed, from time to time, by the Directors.

Section 2 – Special Meetings: (Chapter 78.310)

Special meetings of the shareholders may be called by the Board of Directors or such person or persons authorized by the Board of Directors, and may be held in the State of Nevada or at some other location outside of the State of Nevada as designated by the Board of Directors.

Section 3 – Place of Meetings: (Chapter 78.310)

Meetings of shareholders shall be held at the registered office of the Corporation, or at such other places, within or without the State of Nevada as the Directors may from time to time fix. If no designation is made, the meeting shall be held at the Corporation’s registered office in the State of Nevada.

Section 4 – Notice of Meetings: (Section 78.370)

(a)	Written or printed notice of each meeting of shareholders, whether annual or special, signed by the president, vice president of secretary, stating the time when and place where it is to be held, as well as the purpose for which the meeting is called, shall be served either personally or by mail, by or at the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. If mailed, such notice shall be deemed given when deposited in the United States mail, addressed to the shareholder as it appears on the transfer records of the Corporation or to the current address that a shareholder has delivered to the Corporation in a written notice.

(b)	Further notice to a shareholder is not required when notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him or her during the period between those two consecutive annual meetings; or all, and at least two payments sent by first-class mail of dividends or interest on securities during a 12-month period have been mailed addressed to him or her at his or her address as shown on the records of the Corporation and have been returned undeliverable.

Section 5 – Quorum: (Section 78.320)

(a)	Except as otherwise provided herein, or by law, or in the Articles or Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the “Articles of Incorporation”), a quorum shall be present at all meetings of shareholders of the Corporation, if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(b)	The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(c)	Despite the absence of a quorum at any meeting of shareholders, the shareholders present may adjourn the meeting.

Section 6 – Voting and Acting: (Section 78.320 & 78.350)

(a)	Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, or by any corporate action, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of shareholders at which a quorum is present, shall be the act of the shareholders of the Corporation.

(b)	Except as otherwise provided by statute, the Articles of Incorporation or the Bylaws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat shall be entitled to one vote for each share registered in his name on the books of the Corporation.

(c)	Where appropriate communication facilities are reasonably available, any or all shareholders shall have the right to participate in any shareholders’ meeting by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

Section 7 – Proxies: (Section 78.355)

Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the shareholder himself, his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature, or by his attorney-in-fact there unto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the shareholder, or a photographic, photocopy, or facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the shareholder. If it is determined that the telegram, cablegram or other electronic transmission is valid, the persons appointed by the Corporation to count the votes of shareholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied. No proxy shall be valid after the expiration of six months from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation. If any shareholder designates two or more persons to act as proxies, a majority of those persons presents at the meeting, or, if one is present, then that one has and may exercise all of the powers conferred by the shareholder upon all of the persons so designated unless the shareholder provides otherwise.

2

Section 8 – Action Without a Meeting: (Section 78.320)

Unless otherwise provided for in the Articles of Incorporation of the Corporation, any action to be taken at any annual or special shareholders’ meeting may be taken without a meeting, without prior notice and without a vote if written consents are signed by a majority of the shareholders of the Corporation, except however if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, then that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the shareholders of the Corporation.

ARTICLE III – BOARD OF DIRECTORS

Section 1 – Number, Term, Election and Qualifications: (Section 78.115, 78.330)

(a)	The first Board of Directors and all subsequent Boards of the Corporation shall consist of a minimum of 5 directors, unless and until it is otherwise determined that the number of directors be increased or decreased by vote of a majority of the entire Board of Directors. The Board of Directors or shareholders all have the power, in the interim between annual and special meetings of the shareholders, to increase or decrease the number of Directors of the Corporation. A Director need not be a shareholder of the Corporation unless the Articles of Incorporation of the Corporation or these Bylaws so require.

(b)	Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the first annual shareholders’ meeting and at each annual meeting thereafter, unless their terms are staggered in the Articles of Incorporation of the Corporation or these Bylaws, by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

(c)	The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereinafter, Directors will be elected at the annual meeting of shareholders and shall hold office until the annual meeting of the shareholders next succeeding his election, unless their terms are staggered in the Articles of Incorporation of the Corporation (so long as at least one-fourth in number of the Directors of the Corporation are elected at each annual shareholders’ meeting) or these Bylaws, or until his prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.

(d)	All Directors of the Corporation shall have equal voting power unless the Articles of Incorporation of the Corporation provide that the voting power of individual Directors or classes of Directors are greater than or less than that of any other individual Directors or classes of Directors, and the different voting powers may be stated in the Articles of Incorporation or may be dependent upon any fact or event that may be ascertained outside the Articles of Incorporation if the manner in which the fact or event may operate on those voting powers is stated in the Articles of Incorporation. If the Articles of Incorporation provide that any Directors have voting power greater than or less than other Directors of the Corporation, every reference in these Bylaws to a majority or other proportion of Directors shall be deemed to refer to majority or other proportion of the voting power of all the Directors or classes of Directors, as may be required by the Articles of Incorporation.

Section 2 – Duties and Powers: (Section 78.120)

The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those stated under Nevada state law, are in the Articles of Incorporation or by these Bylaws, expressly conferred upon or reserved to the shareholders or any other person or persons named therein.

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Section 3 – Regular Meetings: Notice: (Section 78.310)

(a)	A regular meeting of the Board of Directors shall be held within the State of Nevada or at such other place designed by the Board of Directors at such time and at such place as the Board shall fix.

(b)	No notice shall be required of any regular meeting of the Board of Directors and, if given, need not specify the purpose of the meeting: provided however, that in case the Board of Directors shall fix or change the time of place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each director who shall not have been present at the meting at which such action was taken within the time limited, and in the manner set forth in these Bylaws with respect to special meetings, unless such notice shall be waived in the manner set forth in these Bylaws.

Section 4 – Special Meetings; Notice: (Section 78.310)

(a)	Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b)	Except as otherwise required by statute, written notice of special meetings shall be mailed directly to each Director, addressed to him at his residence or usual place of business, or delivered orally, with sufficient time for the convenient assembly of Directors thereat, or shall be sent to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. If mailed, the notice of any special meeting shall be deemed delivered on the second day after it is deposited in the United States mail, so addressed, with postage prepaid. If notice is given by telegram, it shall be deemed delivered when the telegram is delivered to the telegraph company. A notice or waiver of notice, except as required by these Bylaws, need not specify the business to be transacted at or the purpose or purposes of the meeting.

(c)	Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver or notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required.

Section 5 – Chairperson:

The Chairperson of the Board, if any and if present, shall preside at all meetings of the Board of Directors. If there shall be no Chairperson, or he or she shall be absent, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

Section 6 – Quorum and Adjournments: (Section 78.315)

(a)	At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws.

(b)	A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, whether or not a quorum exists. Notice of such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, notice shall also be given to the other Directors who were present at the adjourned meeting.

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Section 7 – Manner of Action: (Section 78.315)

(a)	At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b)	Except as otherwise provided by law, by the Articles of Incorporation, or these Bylaws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof at which a quorum is present, shall be the act of the Board of Directors or any committee thereof.

(c)	Any action authorized in writing made prior or subsequent to such action by all of the Directors entitled to vote thereon and filed with the minutes of the Corporation, shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes.

(d)	Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of Directors meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 8 – Vacancies: (Section 78.335)

(a)	Unless otherwise provided for by the Articles of Incorporation of the Corporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or other cause, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the shareholders of any class of classes or series thereof are entitled to elect one or more Directors by the Certificate of such class or classes or series may be filled by a majority of the Directors elected by such class of classes or series thereof then in office, or by a sole remaining Director so elected.

(b)	Unless otherwise provided for by law, the Articles of Incorporation or these Bylaws, when one or more Directors shall resign from the board and such resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote otherwise to take effect when such resignation or resignations shall become effective.

Section 9 – Resignation: (Section 78.335)

A Director may resign at any time by giving written notice of such resignation to the Corporation.

Section 10 – Removal: (Section 78.335)

Unless otherwise provided for by the Articles of Incorporation, one of more or all the Directors of the Corporation may be removed with or without cause at any time by a vote of two-thirds of the shareholders entitled to vote thereon, at a special meeting of the shareholders called for that purpose, unless the Articles of Incorporation provide that Directors may only be removed for cause, provided however, such Director shall not be removed if the Corporation states in its Articles of Incorporation that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her. If a Director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that Director.

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Section 11 – Compensation: (Section 78.140)

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including but not limited to attendance at any annual or special meeting of the Board.

Section 12 – Committees: (Section 78.125)

Unless otherwise provided for by the Articles of Incorporation of the Corporation, the Board of Directors may from time to time designate from among its members one of more committees, and alternate members thereof, as they deem desirable, each consisting of one of more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Unless the Articles of Incorporation or Bylaws state otherwise, the Board of Directors may appoint natural persons who are not Directors to serve on such committees authorized herein. Each such committee shall serve at the pleasure of the Board and unless otherwise stated by law, the Certificate of Incorporation or these Bylaws shall be governed by the rules and regulations stated herein regarding the Board of Elections.

ARTICLE IV – OFFICERS

Section 1 – Number, Qualifications, Election and Term of Office: (Section 78.130)

(a)	The Corporation’s officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors that is consistent with these Bylaws. The officers of the Corporation shall consist of a president, secretary and treasurer, and may have one or more vice presidents, assistant secretaries, assistant treasurers, and such other officers as the Board of Directors may from time to time deem advisable. Any officer may hold two or more offices in the Corporation.

(b)	The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c)	Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election and until his successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

Section 2 – Resignation:

Any officer may resign at any time by giving written notice of such resignation to the Corporation.

Section 3 – Removal:

Any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board at any time, and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

Section 4 – Vacancies:

A vacancy, however caused, occurring in the corporate officers and any newly created corporate officer positions, may be filled by the Board of Directors.

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Section 5 – Bonds:

The Corporation may require any or all of its officers to post a bond to the Corporation for the faithful performance of their positions or duties.

Section 6 – Compensation:

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

ARTICLE V – SHARES OF STOCK

Section 1 – Certificate of Stock: (Section 78.235)

(a)	The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

(b)	Certificated shares of the Corporation shall be signed (either manually or by facsimile) by officers or agents designated by the Corporation for such purposes, and shall certify the number of shares owned by him in the Corporation. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. If any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

(c)	If the Corporation issues uncertificated shares as provided for in these Bylaws, with a reasonable time after the issuance or transfer of such uncertificated shares, and at least annually thereafter, the Corporation shall send a shareholder a written statement certifying the number of shares owned by such shareholder in the Corporation.

(d)	Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 2 – Lost or Destroyed Certificates: (Section 104.8405)

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed if the owner:

(a)	so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser

(b)	files with the Corporation a sufficient indemnity bond; and

(c)	satisfies such other requirements, including evidence of such loss, theft or destruction, as may be imposed by the Corporation.

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Section 3 – Transfers of Shares: (Section 104.8401, 104.8406 & 104.8416)

(a)	Transfers or registration of transfer of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

(b)	The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 – Record Date: (Section 78.215 & 78.350)

(a)	The Board of Directors may fix, in advance, which shall not be more than sixty days before the meeting or action requiring a determination of shareholders, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for shareholders entitled to notice of meeting shall be at the close of business on the day preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held, or if notice is waived, at the close of business on the day before the day on which the meeting is held.

(b)	The Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted for shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights of shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.

(c)	A determination of shareholders entitled to notice of or to vote at shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 5 – Fractions of Shares/Scrip: (Section 78.205)

The Board of Directors may authorize the issuance of certificates or payment of money for fractions of a share, either represented by a certificate or uncertificated, which shall entitle the holder to exercise voting rights, receive dividends and participate in any assets of the Corporation in the event of liquidation, in proportion to the fractional holdings; or it may authorize the payment in case of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the manual or facsimile signature of an officer or agent of the Corporation or its agent for that purpose, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of shareholder, except as therein provide. The scrip may contain any provisions or conditions that the Corporation deems advisable. If a scrip ceases to be exchangeable for full share certificates, the shares that would otherwise have been issuable as provided on the scrip are deemed to be treasury shares unless the scrip contains other provisions for their disposition.

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ARTICLE VI – DIVIDENDS (SECTION 78.215 & 78.288)

Dividends may be declared and paid out of any funds available therefore, as often, in such amounts, and at such time or times as the Board of Directors may determine and shares may be used pro rata and without consideration to the Corporation’s shareholders or to the shareholders of one or more classes or series.

Shares of one class or series may not be issued as a share dividend to shareholders of another class or series unless:

(a)	so authorized by the Articles of Incorporation;

(b)	a majority of the shareholders of the class or series to be issued approve the issue; or

(c)	there are no outstanding shares of the class or series of shares that are authorized to be issued.

ARTICLE VII – FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change by the Board of Directors from time to time, subject to applicable law.

ARTICLE VIII – CORPORATE SEAL (SECTION 78.065)

The corporate seal, if any, shall be in such form as shall be proscribed and altered, from time to time, by the Board of Directors. The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.

ARTICLE IX – AMENDMENTS

Section 1 – By Shareholders:

All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

Section 2 – By Directors: (Section 78.120)

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation.

ARTICLE X – WAIVER OF NOTICE: (Section 78.375)

Whenever any notice is required to be given by law, the Articles of Incorporation or these Bylaws, a written waiver signed by the person or persons entitled to such notice, whether before or after the meeting by any person, shall constitute a waiver of notice of such meeting.

ARTICLE XI – INTERESTED DIRECTORS (SECTION 78.140)

No contract or transaction shall be void or voidable if such contract or transaction is between the corporation and one of more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or Officers, are directors or officers, or have a financial interest, when such Director or Officer is present at or participates in the meeting of the Board, or the committee of the shareholders which authorizes the contract or transaction or his, her or their votes are counted for such purpose, if:

(a)	the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and are noted in the minutes of such meeting, and the Board of committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors by less than a quorum; or

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(b)	the material facts as to his, her or their relationship or relationships or interest or interests and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholder; or

(c)	the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the shareholders; or

(d)	the fact of the common directorship, office or financial interest is not disclosed or known to the Director or Officer at the time the transaction is brought before the Board of Directors of the Corporation for such action.

Such interested Directors may be counted when determining the presence of a quorum at the meeting of the Board of Directors or the committee meeting authorizing the contract or transaction.

ARTICLE XII – ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT: (Section 78.150 & 78.165)

The Corporation shall, within sixty days after the filing of its Articles of Incorporation with the Secretary of State, and annually thereafter on or before the last day of the month in which the anniversary date of incorporation occurs each year, file with the Secretary of State a list of its president, secretary and treasurer and all of its Directors, along with the post office box or street address, either residence or business, and a designation of its resident agent in the state of Nevada Such list shall be certified by an officer of the Corporation

*	Unless otherwise stated herein, all references to “Sections” in these Bylaws refer to those sections contained in Title 78 of the Nevada Private Corporations Law.

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Exhibit D

AMHN, INC.

2009 LONG TERM INCENTIVE COMPENSATION PLAN

1.	PURPOSES

The purposes of this Long Term Incentive Compensation Plan (the “Plan”) are to promote the long-term success of AMHN, Inc., a Utah corporation (the “Company”) and to provide financial incentives to employees, members of the Board, and advisers and consultants of the Company to strive for long-term creation of stockholder value. The Plan provides long-term incentives to employees, members of the Board, and advisers and consultants of the Company who are able to contribute towards the creation of or have created stockholder value by providing them stock options and other stock and cash incentives.

2.	DEFINITIONS

The following definitions shall be applicable throughout the Plan:

(a)	“Award” means an incentive award as described in Section 5(a).

(b)	“Board” means the Board of Directors of the Company.

(c)	“Change in Control” means the occurrence of one or more of the change in control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

(d)	“Chief Executive Officer” or “CEO” means the Chief Executive Officer of the Company.

(e)	“Chief Financial Officer” or “CFO” means the Chief Financial Officer of the Company.

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means the Compensation Committee of the Board unless another committee comprised of members of the Board is designated by the Board to oversee and administer the Plan, provided, that the Committee shall consist of the CFO and two or more members of the Board as the Board may designate from time to time, each of whom shall satisfy such requirements as:

(i)	the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Exchange Act;

(ii)	the rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange; and

(iii)	the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m).

(h)	“Company” means AMHN, Inc., a Utah corporation and its subsidiaries. For purposes of the Plan, any corporation or other entity in which the Company, directly or indirectly, owns a 50% or greater interest at the time shall be deemed a subsidiary.

(i)	“Covered Employee” shall have the meaning given that term by Code Section 162(m) and income tax regulations promulgated thereunder.

(j)	“Disability” means a physical or mental medical condition that prevents the Participant from performing the duties of his or her position with the Company and is likely to last at least twelve months or result in death, as determined by the Committee in its sole discretion.

(k)	“EVA Award” means the award described in Section 11.

(l)	“Exchange Act” means the federal Securities Exchange Act of 1934, as amended.

(m)	“Fair Market Value” means, with respect to the common stock of the Company,

(i)	the closing sale price of such common stock at 4:00 p.m. (Eastern Time) on the principal United States national stock exchange on which the common stock of the Company is traded, as determined by the Committee, or,

(ii)	if the common stock shall not have been traded on such date, the closing sale price on such stock exchange on the first day prior thereto on which the common stock was so traded, or,

(iii)	if the common stock is not traded on a United States national stock exchange, such other amount as may be determined by the Committee by any fair and reasonable means.

Fair Market Value determined by the Committee in good faith shall be final, binding and conclusive on all parties.

(n)	“Incentive Stock Option” means an option to purchase the stock of the Company as described in Code Section 422.

(o)	“LTIPA” means an agreement establishing the terms and conditions for an Award granted under the Plan, including any applicable performance goals.

(p)	“Non-statutory Stock Option” means an option to purchase the stock of the Company which is designated not to be an Incentive Stock Option.

(q)	“Participant” means, subject to the provisions of Section 11 with respect to EVA Awards, a full-time employee of the Company, or a non-employee member of the Board, a member of an advisory committee, or consultants of the operating company who meets the requirements of Section 4(b).

(r)	“Performance Stock” means the award described in Section 9.

(s)	“Performance Unit” means the award described in Section 10.

(t)	“Plan” means this AMHN, Inc. 2009 Long Term Incentive Compensation Plan.

(u)	“Restricted Stock” means the award described in Section 8.

(v)	“Restricted Stock Unit” means the award described in Section 8, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or other conditions determined by the Committee.

(w)	“Service” means that the Participant’s service with the Company, whether as an employee, adviser, consultant or member of the Board, is not interrupted or terminated. The Participant’s Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company as an employee, adviser, consultant or member of the Board or a change in the entity for which the Participant renders such service, provided, that there otherwise is no interruption or termination of the Participant’s Service. For example, a change in status from an employee of the Company to a consultant of an affiliate or a member of the Board will not constitute an interruption of Service. The Committee, in its sole discretion, may determine whether Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

(x)	“Stock Appreciation Right” or “SAR” means the award described in Section 7.

(y)	“Stock Option” means the award described in Section 6, which may be either an Incentive Stock Option or a Non-statutory Stock Option, as determined by the Committee.

(z)	“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (as defined in Code Section 424).

3.	POWERS AND ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have the authority to construe and interpret the Plan and any Awards granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other Awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may take action by a meeting in which a quorum of the Committee is present. The meeting may be in person, by telephone or in such other manner in which the members of the Committee participating in the meeting may communicate directly with each other. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. The Committee shall have the authority to reduce (but not increase) the payouts on such Awards and the Committee shall have the authority to limit (but not waive) the actual performance-based vesting of such Awards, in both cases in its sole discretion. The Committee may prescribe rules and procedures for the administration of the Plan and shall have the authority to delegate ministerial duties to agents for the Committee (and allocate responsibilities among the agents appointed by the Committee for the performance of the ministerial duties) in the administration of the Plan.

4.	ELIGIBILITY AND PARTICIPATION

(a)	Eligibility. Only employees of the Company, non-employee members of the Board, and members of advisory committees of the Company or consultants thereto, who are designated by the Plan or selected by the Committee to participate in the Plan shall be eligible to participate in the Plan.

(b)	Participation. The CEO and the CFO shall participate in the Plan and their Awards and rights under the Plan shall be determined by the Committee. In addition, each year the CEO shall present to the Committee a list of employees of the Company that the CEO recommends be designated as Participants for an upcoming Performance Period (or a concurrent Performance Period with respect to a newly hired employee of the Company), proposed Awards to such employees, and proposed terms for the LTIPAs for the proposed Awards to such employees. In addition, the CEO may present recommended amendments to any existing LTIPAs and the proposed Phase Level advancement for existing LTIPAs with respect to EVA Awards. The Committee shall consider the CEO’s recommendations and shall determine the Awards, if any, to be granted and the terms of the LTIPAs for such Awards, any amendments to existing LTIPAs (subject to the restrictions on the authority granted to the Committee in Section 3), and Phase Level advancements.

Designation of an employee as a Participant for any Performance Period shall not require the Committee to designate that person to be a Participant or to receive an Award in any Performance Period or to receive the same type or amount of Award as granted to the Participant in such year. Grants of Awards to Participants need not be of the same type or amount and may have different terms. Employment with the Company prior to completion of or during a Performance Period, or service on the Board or as a member of an advisory committee of the Company and its subsidiaries or consultants thereto, does not entitle the employee, director, consultant or adviser to participate in the Plan or vest in any interest in any Award under the Plan. The Committee shall consider all factors that it deems relevant in selecting Participants and in determining the type and amount of their respective Awards.

5.	AWARDS AVAILABLE

(a)	Types of Awards. The Awards available under the Plan shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, EVA Awards, and other stock or cash awards, as described below.

(b)	Shares Available under the Plan. There is hereby reserved for issuance under the Plan an aggregate of One Million Five Hundred Thousand (1,500,000) shares of the Company’s common stock. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares covered by an SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the right. In addition, any shares of common stock exchanged by an optionee as full or partial payment to the Company of the exercise price under any Stock Option exercised under the Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by a Award which is settled in cash shall be added to the shares available for Awards under the Plan. All of the available shares may, but need not be issued pursuant to the exercise of Incentive Stock Options. Notwithstanding anything else contained in this Section 5, the total number of shares of the common stock of the Company that may be issued under the Plan for Awards other than cash Awards shall not exceed a total of One Million Five Hundred Thousand (1,500,000) shares (subject to adjustment in accordance with Sections 16 and 17).

(c)	Annual Limit on Total Grants of Restricted Stock, Restricted Stock Units and Performance Stock. Notwithstanding anything else in this Section 5, the Restricted Stock, Restricted Stock Units and Performance Shares granted under the Plan in any one calendar year shall have annual limits to be determined by the Committee.

(d)	Reversion of Shares. If there is a lapse, expiration, termination or cancellation of any Stock Option issued under the Plan prior to the issuance of shares thereunder or if shares of common stock are issued under the Plan and thereafter are reacquired by the Company, the shares subject to those options and the reacquired shares shall be added to the shares available for Awards under the Plan.

(e)	Limits on Individual Grants. Under the Plan, no Participant may receive in any calendar year:

(i)	Stock Options relating to more than 300,000 shares,

(ii)	Restricted Stock or Restricted Stock Units that are subject to the attainment of Performance Goals below hereof relating to more than 250,000 shares,

(iii)	Stock Appreciation Rights relating to more than 250,000 shares,

(iv)	Performance Stock relating to more than 500,000 shares, or

(v)	A cash payment under a single Performance Unit Award, a single EVA Award, or other cash bonus exceeding $100,000.

(f)	Adjustments. The shares reserved for issuance and the limitations set forth above shall be subject to adjustment in accordance with Sections 16 and 17 hereof.

6.	STOCK OPTIONS

(a)	Grant of Stock Options. Stock Options may be granted to Participants by the Committee at any time as determined by the Committee.

(b)	Terms of Stock Options. The Committee shall determine the terms and conditions of each Stock Option, the number of shares subject to the Stock Option, and whether the Stock Option is an Incentive Stock Option or a Non-statutory Stock Option. The option price for each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Company’s common stock on the date the Stock Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).

(c)	Term of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant.

(d)	Exercisability of Stock Options. Each Stock Option shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no Stock Option shall be exercisable later than the tenth anniversary of its grant. The option price, upon exercise of any Stock Option, shall be payable to the Company in full by (i) cash payment or its equivalent, (ii) tendering previously acquired shares (held for at least six months to the extent necessary to avoid any variable accounting on such option) or purchased on the open market and having a Fair Market Value at the time of exercise equal to the option price, or certification of ownership of such previously-acquired shares, (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to the Company, and (iv) such other methods of payment as the Committee, at its discretion, deems appropriate, provided, that payment of the Common Stock’s par value shall not be made by deferred payment.

Except as otherwise provided in a LTIPA, in the event the Service of a Participant holding a Stock Option terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Stock Option (to the extent that the Participant was entitled to exercise such Stock Option as of the date of termination) but only within such period of time ending on the earlier of

(i) the date three (3) months following the termination of the Participant’s Service (or such longer or shorter period specified in the LTIPA for such Stock Option), or (ii) the expiration of the term of the Stock Option as set forth in the LTIPA. If, after termination, the Participant does not exercise his or her Option within the time specified in the LTIPA, the Stock Option shall thereafter terminate.

(e)	Vesting. Subject to the provisions of Sections 5(f), 16 and 24, the total number of shares of Common Stock subject to a Stock Option shall be subject to the following vesting provisions of this Subsection 6(e):

(i)	The total number of shares of Common Stock subject to a Stock Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.

(ii)	The Stock Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.

(iii)	The vesting provisions of individual Stock Options may vary.

(iv)	The provisions of this Subsection 6(e) are subject to any Stock Option provisions governing the minimum number of shares of Common Stock as to which a Stock Option may be exercised.

(f)	Incentive Stock Option Requirements. Stock Options granted under the Plan as Incentive Stock Options shall have such terms as required by Code Sections 422 for an Incentive Stock Option, including, but not limited to, the following terms in this Section 6(f).

(i)	Incentive Stock Options shall be granted only to employees of the Company.

(ii)	The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted or one hundred ten percent (110%) in the case of a grant of an Incentive Stock Option to a Ten Percent Shareholder. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).

(iii)	The maximum term of an Incentive Stock Option shall be ten years from the date of grant provided that the maximum term of an Incentive Stock Option granted to a Ten Percent Shareholder shall be five years from the date of grant.

(iv)

To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its affiliated corporations) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

(v)	If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

(g)	Reduction in Price or Reissuance. In no event shall the Committee, without first receiving shareholder approval, (a) cancel any outstanding Stock Option for the purpose of reissuing the Stock Option to the Participant at a lower exercise price, or (b) reduce the exercise price of a previously issued Stock Option.

7.	STOCK APPRECIATION RIGHTS

(a)	Stock Appreciation Rights may be granted to Participants at any time as determined by the Committee. An SAR may be granted in tandem with a Stock Option granted under the Plan or on a free-standing basis. The Committee also may, in its discretion, substitute SARs which can be settled only in stock for outstanding Stock Options, at any time when the Company is subject to fair value accounting.

(b)	The grant price of a tandem or substitute SAR shall be equal to the option price of the related option. The grant price of a free-standing SAR shall be equal to the Fair Market Value of the Company’s Common Stock on the date of its grant. An SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines to apply to the SAR; provided, however, that the term of the SAR shall not exceed the option term in the case of a tandem or substitute SAR or ten years in the case of a free-standing SAR, and the terms and conditions applicable to a substitute SAR shall be substantially the same as those applicable to the Stock Option which it replaces.

(c)	Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Common Stock of the Company on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made in cash or stock, at the discretion of the Committee, except in the case of a substitute SAR which may be made only in stock.

(d)	In no event shall the Committee, without first receiving shareholder approval, (1) cancel any outstanding SAR for the purpose of reissuing the SAR to the Participant at a lower exercise price, or (2) reduce the exercise price of a previously issued SAR.

8.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Restricted Stock and Restricted Stock Units may be awarded or sold to Participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

(a)	a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period;

(b)	a requirement that the holder forfeit (or in the case of shares or units sold to the Participant resell to the Company at cost) such shares or units in the event of termination of employment or other service during the period of restriction; or

(c)	with respect to Restricted Stock, the Award may be conditioned upon the Participant making or not making an election under Code Section 83(b). If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

All restrictions shall expire at such times as the Committee shall specify.

Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to the right to vote and the right to receive dividends, provided that the Committee, in its sole discretion, may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on the shares have lapsed. With respect to Restricted Stock Units, a Participant shall have no rights of a shareholder until restrictions lapse and underlying shares, if any, are delivered; however, the Committee may provide for the payment of dividend equivalents if so specified in the LTIPA.

Payment of Restricted Stock Units may be made in cash, stock, or a combination of cash and stock, in the Committee’s sole discretion.

To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

9.	PERFORMANCE STOCK

The Committee shall designate the Participants to whom long-term performance stock (“Performance Stock”) is to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months. Each award of Performance Stock shall entitle the Participant to a payment in the form of shares of Common Stock of the Company upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding satisfaction of any performance goals, the number of shares issued under a Performance Stock Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Participant who is a Covered Employee. The Committee may, in its discretion, make a cash payment equal to the Fair Market Value of shares of Common Stock otherwise required to be issued to a Participant pursuant to a Performance Stock Award.

To the extent a Performance Stock Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

10.	PERFORMANCE UNITS

The Committee shall designate the Participants to whom long-term performance units (“Performance Units”) are to be awarded and determine the number of units and the terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months. Each Performance Unit award shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding the satisfaction of any performance goals, the amount to be paid under a Performance Unit Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the amount earned under Performance Unit Awards upon satisfaction of any performance goal by any Participant who is a Covered Employee and the maximum amount earned by a Covered Employee in any calendar year may not exceed $250,000. The Committee may, in its discretion, substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit Award.

To the extent a Performance Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

11.	EVA AWARDS

(a)	Definitions. The following terms shall have the meanings given them below in this Section 11 for purposes of the EVA Awards granted under the Plan.

(i)	“Adjusted Basic Award” means the Basic Award adjusted by the percentage completion of a Target Goal.

(ii)	“Annual Review” means the annual review by the Committee of each LTIPA entered into under the Plan. The review will determine the Phase Level attainment by the Participant, any proposed changes to the LTIPA, evaluate the Participant’s performance during the Performance Period and provides the basis for the Committee’s determination of an individual Award.

(iii)	“Basic Award” means that monetary value set forth in the LTIPA that could form the basis of the Award that may be achieved upon full attainment of the Target Goal.

(iv)	“EVA” means the net operating profit after taxes, as adjusted to eliminate the effect of non-economic elements of generally accepted accounting principles (“NOPAT”), less the weighted average cost of capital employed during the year (“Employed Capital”). The Committee shall have the discretion to adjust NOPAT to include or exclude: (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.

(v)	“EVA Unit” means the designated unit of EVA identified in the LTIPA.

(vi)	“Payment Cycle” shall mean that period of time over which an Award, if earned, may be paid.

(vii)	“Phase Level” means the level of attainment achieved during a Performance Period towards accomplishment of a Target Goal. The Phase Level shall be determined annually by the Committee based on recommendations from the CEO and is a factor in determining the Award.

(viii)	“Performance Period” means a period of time designated in the LTIPA during which performance under the Plan will be measured and may be a period of at least one year and up to ten years in length and which may overlap, provided that no two Performance Periods under the Plan of equal length shall coincide.

(ix)	“Target Goal” means the EVA objective set forth in the LTIPA.

(b)	Eligibility and Participation. Only the following employees of the Company shall be eligible for an EVA Award. Employees employed by the Company on the last day of the Performance Period, who:

(i)	are specifically designated as Participants in the Plan by the Committee;

(ii)	have been designated to be eligible to receive an EVA Award by the Committee;

(iii)	have executed an LTIPA which is executed by the CEO (or, with respect to the LTIPA of the CEO, a non-employee member of the Committee);

(iv)	have achieved relevant LTIPA performance criteria; and

(v)	have participated in Annual Reviews of the LTIPA during the Performance Period.

(c)	EVA Award. The EVA Award is the Adjusted Basic Award multiplied by the Phase Level attained by the Participant and a factor the numerator of which is the average of the closing price of the Common Stock of the Company (on the principal stock exchange on which the Company’s Common Stock is traded, as determined by the Company) for the six months preceding the last day of a Performance Period and the denominator is the average closing price of the Common Stock of the Company (on the principal stock exchange on which the Company’s Common Stock is traded, as determined by the Committee) for the six months preceding the execution of a Participant’s LTIPA (“Beginning Stock Price”). The factor so determined shall not be less than one.

The Adjusted Basic Award shall be determined based on the EVA Unit’s and the Participant’s achievement of the Target Goal. At an achievement level of 49.99%, the Adjusted Basic Award is 0% of the Basic Award. The Adjusted Basic Award is the percent of the Target Goal achieved (at 50% or higher) multiplied by the Basic Award, not to exceed 100% of the Basic Award.

(i)	A Participant’s potential Award shall be earned after the last day of a Performance Period and upon the final approval of the Committee of the Award. Portions of the Award are subject to forfeiture during the Payment Cycle as provided in Section 11(d). The Participant shall have no interest in the Award until the final approval of the Committee of the Award.

(ii)	The actual Award granted to a Participant hereunder shall be based upon the Company’s overall performance, the EVA Unit’s overall performance and the Participant’s individual performance and shall be determined by the Committee, in its sole discretion.

(iii)	No Award will be granted if a Participant’s individual performance is unsatisfactory, as determined by the Committee in its sole discretion, upon the advice of the CEO.

(d)	Form and Time of Payment of EVA Award. The form of payment shall be in stock or cash at the sole discretion of the Committee. The amounts paid under an Award shall be paid to the Participant less applicable federal, state, local income and employment taxes, during the Payment Cycle after the date on which the Award has been approved by Committee (but in no event later than March 15th of the year following the year in which the Award is earned). If the Award is paid in stock, then sufficient shares shall be withheld to meet withholding obligations unless other arrangements have been made by the Participant. The shares to be delivered in payment (including any Deferred Award Payments as provided below) shall be valued at the average price for the five (5) trading days prior to the date of payment to the Participant.

(i)	The Committee shall have the authority to approve, reduce or eliminate any potential EVA Award and portions thereof. The Payment Cycle shall commence on the date that an EVA Award is approved by the Committee and shall extend for twenty-four (24) months after the end of the Performance Period.

(ii)	As provided in the LTIPA for the EVA Award, the Committee shall determine in its discretion what portion, if any, of one-half of the potential EVA Award shall be paid initially to a Participant (“Initial Award Payment”). The amount of the Initial Award Payment to be paid shall be paid as soon as administratively practicable after approval by the Committee of the EVA Award (but in no event later than March 15th of the year following the year in which the EVA Award is earned).

(iii)	The Committee shall determine in its discretion what portion of the remaining half of the potential EVA Award shall be paid to a Participant (“Deferred Award Payment”). Except as otherwise provided in the LTIPA for the EVA Award (as determined by the Committee in its sole discretion), Deferred Award Payments shall not be vested or earned until the conditions for payment set forth below or in the LTIPA for the EVA Award under which the Deferred Award Payment would be paid. The amount of the Deferred Award Payment that may be paid to the Participant shall be subject to the following forfeiture provisions in this Section 11(d)(iii):

(1)	One-half of the approved Deferred Award Payment shall be paid twelve (12) months after the end of the Performance Period and one-half of the approved Deferred Award Payment shall be paid twenty-four (24) months after the end of the Performance Period subject to the following forfeiture provisions.

(2)	As provided in the Participant’s LTIPA for the EVA Award, (A) failure of the EVA Unit to achieve the same level of the Target Goal as was obtained during the Performance Period in the twelve (12) months following the Performance Period will result in forfeiture of one-half of the Deferred Award Payment, and (B) failure of the EVA Unit to achieve the Target Goal in the twelve (12) months beginning twelve (12) months after the ending of the Performance Period and ending twenty-four (24) months after the end of the Performance Period will result in the forfeiture of one-half of the Deferred Award Payment. Payment of a portion of the Deferred Award Payment, if applicable, shall be made as soon as administratively practicable following the end of the applicable twelve (12) month period (but in no event later than March 15th of the year following the year in which the applicable twelve (12) month period ends).

(3)	Among other conditions to be included in a Participant’s LTIPA, the Committee may require a Participant who is eligible to receive a Deferred Award Payment to remain in employment with the Company or its subsidiary through the payment date as a condition for such payment.

(e)	Disability, Death and Other Terminations

(i)	In the event of the termination of a Participant’s employment due to his or her Disability or death, such Participant (or the Participant’s probate estate, in the event of his or her death) may receive payment of an EVA Award, consistent with the terms of the Plan, subject to the terms of the LTIPA for the EVA Award and at the sole discretion of the Committee. Any such Award shall be determined and paid in accordance with the regular procedures of the Plan.

(ii)	In the event of the Participant’s death, should an EVA Award be approved under Section 11(e)(i), such EVA Award shall be paid in cash or stock, less applicable federal, state, and local income and employment taxes, on the normal EVA Award payout date and subject to the terms of forfeiture, to the Participant’s estate, or to the person or persons who have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to such Award, in the determination and discretion of the Committee.

(iii)	In the event of the termination of a Participant’s employment for reasons other than his or her Disability or death, such Participant’s right to receive an EVA Award, if any, shall be determined by the following terms in this Section 11(e)(iii):

(1)	If the Participant’s employment is terminated during the Performance Period for the EVA Award, then the Participant shall not be eligible to any payment under the EVA Award.

(2)	If the Participant’s employment is terminated following the Performance Period for the EVA Award and the Committee has approved the payment of the EVA Award to the Participant, then the EVA Award shall be paid to the Participant subject to the conditions for the payment of the EVA Award (including the achievement of the Company’s Target Goals during the two 12-month periods following the Performance Period required for the payment of the Deferred Award Payments set forth in Section 11(d)). Any payment made pursuant to this Subsection shall be made no later than March 15th of the year following the year in which the EVA Award or Deferred Award Payment is no longer subject to a substantial risk of forfeiture.

(f)	No Reallocation of EVA Awards. In no event may the portion of the potential EVA Award allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

12.	CASH BONUS AWARDS

The Committee may designate the employees of the Company who are eligible to receive a cash bonus payment in any calendar year based on an incentive pool to be determined by the Committee. The Committee shall allocate an incentive pool percentage to each designated Participant for each calendar year.

As soon as possible after the determination of the incentive pool for a calendar year, the Committee shall calculate the Participant’s allocated portion of the incentive pool based upon the percentage established at the beginning of the calendar year. The Participant’s incentive award then shall be determined by the Committee based on the Participant’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. Unless otherwise specified by the Committee in writing in compliance with Code Section 409A, incentive awards shall be paid no later than March 15th of the year following the year in which the incentive award is earned. In no event may the portion of the incentive pool allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

13.	OTHER STOCK OR CASH AWARDS

In addition to the incentives described in Sections 6 through 12 above, the Committee may grant other incentives payable in cash or in Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

14.	PERFORMANCE GOALS

Except as provided with respect to EVA Awards, cash bonus Awards and awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to any one or more business criteria within the meaning of Code Section 162(m), including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company’s Common Stock; return on net assets, equity or stockholders’ equity; market share; or total return to stockholders (“Performance Criteria”). Any one or more Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.

Any Performance Criteria may include or exclude Special Items. Special Items shall include (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.

With respect to Awards subject to Performance Criteria, the Committee shall have the authority to reduce the payouts on such Awards and shall have the authority to limit or waive the actual performance-based vesting of such Awards in its sole discretion.

15.	DEFERRAL OF PAYMENT ON AWARDS

Subject to the provisions of Code Section 409A and any regulatory guidance promulgated thereunder, a Participant and the Company may enter into an agreement under which the payment of amounts payable under a vested Award shall be deferred on terms and conditions to be established by the Participant and the Company.

16.	ADJUSTMENT PROVISIONS

(a)	If the Company shall at any time change the number of issued shares of Common Stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Plan, the maximum number of shares that may be made subject to an Award or all Awards in any calendar year, and the number of shares covered by each outstanding Award and the price therefor, if any, shall be equitably adjusted by the Committee, in its sole discretion.

(b)	In the event of any merger, consolidation or reorganization of the Company with or into another corporation that results in the outstanding Common Stock of the Company being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Company shall have the authority to provide in the controlling agreement for such transaction (i) that there shall be substituted, as determined by the Committee in its discretion, for each share of Common Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company will be entitled pursuant to the transaction, (ii) that the acquiring or surviving corporation in the transaction shall assume the outstanding Awards under the Plan (which may be exercisable into the securities of the acquiring or surviving corporation), (iii) that all unexercised Awards shall terminate immediately prior to such transaction unless exercised prior to the closing of the transaction, or (iv) a combination of the foregoing.

17.	SUBSTITUTION AND ASSUMPTION OF AWARDS

Without affecting the number of shares reserved or available hereunder, the Board or the Committee may authorize the issuance of Awards under the Plan in connection with the assumption of, or substitution for, outstanding Awards previously granted to individuals who become employees of the Company as a result of any merger, consolidation, acquisition of property or stock, or reorganization other than a Change in Control, upon such terms and conditions as the Committee may deem appropriate.

18.	TRANSFERABILITY

Each Award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the Participant’s lifetime only by the Participant or, in the event of Disability, by the Participant’s personal representative. In the event of the death of a Participant, exercise of any Award or payment with respect to any Award shall be made only by or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution.

19.	TAXES

The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice and the Company may defer making payment or delivery as to any award, if any such tax is payable until indemnified to its satisfaction. A Participant may pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares hereunder by electing to have the Company withhold shares of Common Stock, having a fair market value equal to the amount required to be withheld.

20.	OTHER PROVISIONS

(a)	The grant of any Award under the Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the Participant’s employment or other service, requirements or inducements for continued ownership of Common Stock after exercise or vesting of Awards, forfeiture of awards in the event of termination of employment or other service shortly after exercise or vesting, or breach of non-solicitation, non-disparagement, non-competition or confidentiality agreements following termination of employment or other service, or provisions permitting the deferral of the receipt of a Award for such period and upon such terms as the Committee shall determine.

(b)	In the event any Award under the Plan is granted to an employee, member of the Board, or adviser who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or adopt appendices and/or sub-plans as they pertain to such individuals as may be necessary or desirable to comply with applicable law, regulation or accounting rules to assure the viability of the benefits from Awards granted to such individuals and to meet the objective of the Plan.

(c)	The Committee, in its sole discretion, may permit or require a Participant to have amounts or shares of Common Stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the Plan credited to a deferred compensation or stock unit account established for the Participant by the Committee on the Company’s books of account.

(d)	As a condition for the receipt of stock Awards under the Plan, a Participant shall agree to be bound by the employment policies of the Company (or other applicable policies) pertaining to the securities of the Company, including, but not limited to, the insider trading restrictions of the Company.

21.	NO RESERVE OR TRUST

Nothing contained in the Plan shall require the Company to segregate any monies from its general funds, or to create any trust or make any special deposit in respect of any amounts payable under the Plan to or for any Participant or group of Participants. All amounts payable under the Plan shall be paid out of the general funds of the Company.

22.	NO RIGHT TO ASSIGN

No right or interest of any Participant in the Plan or in any unpaid Award shall be assignable or transferable in whole or in part, either voluntarily or by operation of law or otherwise, or be subject to payment of debts of any Participant by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

23.	NO EMPLOYMENT OR SIMILAR RIGHTS CONFERRED

Nothing contained in the Plan or any Award shall confer upon any employee, director or adviser any right with respect to continuation of employment or other service with the Company in any capacity or interfere in any way with the right of the Company to terminate an employee’s employment or a director’s or adviser’s service at any time or guarantee any right of participation in any other employee benefit or compensation plan of the Company.

24.	SUCCESSORS AND MERGERS, CONSOLIDATIONS OR CHANGE IN CONTROL

The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Participants, their successors, assignees, and personal representatives. If a Change of Control occurs, then the Plan shall immediately terminate.

Except as otherwise provided in an LTIPA, upon a Change in Control of the Company, the Committee, in its sole discretion, may (but shall not be required to) make all outstanding Stock Options and SARs fully vested and exercisable, all restrictions on Restricted Stock and Restricted Stock Units terminated, all performance goals deemed achieved at target levels and all other terms and conditions met, and deliver all Performance Stock, and pay out all Performance Units and Restricted Stock Units.

The Committee shall in its sole discretion determine the status of achievement of a particular Target Goal and shall specify an Adjusted Basic Award based upon its determination of achievement of the performance goals under the Awards as of the Change in Control (“Change in Control Award”). A Change in Control Award shall be modified as outlined below and shall be paid 30 days after the consummation of the Change in Control. Any Deferred Award payments outstanding upon a Change in Control shall be paid within 30 days after the Change in Control.

In the event of a Change in Control, all EVA Awards or cash Awards shall be paid on a pro-rated basis (as determined by the Committee) based on the portion of the Performance Goals achieved under the EVA Awards or cash Awards as of the date of the Change in Control, subject to the discretion of the Committee to reduce the EVA Awards. Pro-rated EVA Awards or cash Awards shall be paid within 30 days after the Change in Control.

25.	GOVERNING STATE LAW AND COMPLIANCE WITH SECURITIES LAWS

(a)	The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Nevada (without regard to applicable Nevada principles of conflict of laws).

(b)	The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any stock Award or any Common Stock issued or issuable pursuant to any such stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such stock Awards unless and until such authority is obtained.

26.	DURATION, AMENDMENT AND TERMINATION

The Board or the Committee may amend, suspend, terminate or reinstate the Plan from time to time or terminate the Plan at any time. However, no such action shall reduce the amount of any existing Award (subject to the reservation of the authority of the Committee to reduce payments on Awards) or change the terms and conditions thereof without the Participant’s consent. No amendment of the Plan shall be made without stockholder approval to the extent stockholder approval is expressly required under applicable rules and regulations of the Securities and Exchange Commission, the applicable rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange, and the rules and regulations of the Internal Revenue Service for plans intended to qualify for the performance-based exemption under Code Section 162(m).

Neither the Board nor the Committee may cancel an Award once the Award has been granted by the Committee, including any Deferred Award Payments. Each year on the anniversary of the LTIPAs, the CEO shall present to the Committee any recommendations for changes in the Plan or in the LTIPAs previously approved by the Committee (subject to the restrictions on the grant of authority to the Committee in Section 3).

27.	SHORT-TERM DEFERRAL; DEFERRED COMPENSATION

(a)

Short-Term Deferral. To the extend an Award constitutes nonqualified deferred compensation subject to Code Section 409A and it has not been designed to comply with Code Section 409A, in order to be exempt from Code Section 409A pursuant to Treasury Regulation Section 1.409A-1(b)(4), payment of the Award shall be made no later than the later of (i) the date that is 2 1/2 months from the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (ii) the date that is 2 1/2 months from the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(b)	Deferred Compensation. Notwithstanding any provision in the Plan or any LTIPA to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of such separation from service.

If any Award granted under the Plan is considered deferred compensation as defined under Code Section 409A, and if the Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Code Section 409A. In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A. The Company shall have no liability for any tax imposed on a Participant under Code Section 409A, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company for payment of any such tax. Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

28.	SECTION 162(m)

The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder. To the extent permitted by Code Section 162(m), the Committee shall have sole discretion to reduce, eliminate or defer payment of the amount of any Award which might otherwise become payable upon meeting Performance Criteria.

29.	SEVERABILITY

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

30.	EFFECTIVE DATE AND TERM OF THE PLAN

The Plan was adopted by the Board of Directors on September 25, 2009, subject to stockholder approval. The Plan shall continue for a term of ten (10) years from the date of its adoption. On March 28, 2010, the Plan was revised to increase the number of available shares to 1,500,000 shares. The Plan and any Awards granted thereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders.